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                             PLC INVESTMENTS, INC.
                                420 LINCOLN ROAD
                                   PENTHOUSE
                           MIAMI BEACH, FLORIDA 33129

PAUL L. CEJAS
CHAIRMAN & CEO



April 13, 2005


VIA FACSIMILE 305 575-6016

Dr. Phillip Frost
Chairman of the Board & CEO
Ivax Corporation
4400 Biscayne Boulevard
Miami, Florida 33137


Dear Dr. Frost:

Confirming our telephone conversation, I hereby request that I not be nominated to serve on the Board of Ivax for another term.

Phil as you know I have gotten into a lot of new ventures and my time is limited, I hope you understand.

Best regards,

/s/ Paul L. Cejas

Paul L. Cejas